UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2005

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

5803 Glenmont Drive Houston, Texas (Address of principal executive offices)	713-592-7200 (Registrant’s telephone number, including area code)	77081 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

     On August 23, 2005, the Company issued a press release announcing that George Zimmer, the Company’s founder and chief executive officer, is being evaluated for an infection which has affected a graft in his aorta. Medical options are likely to include a surgical procedure.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits

Number	Description
99.1	Press Release of The Men’s Wearhouse, Inc. dated August 23, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 23, 2005

THE MEN’S WEARHOUSE, INC.
By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer and Principal Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of The Men’s Wearhouse, Inc. dated August 23, 2005.